UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2010

PrismOne Group, Inc

(Exact name of registrant as specified in its charter)

Nevada	333-147835	20-8768424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2295 South Hiawassee Rd., Suite 418 , Orlando, FL	32835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  321-292-1000

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 15, 2010, Cross, Fernandez and Riley, LLP was dismissed as the Company’s accountant.  The Company has engaged Dejoya Griffith & Co., LLC as its principal accountants, effective March 15, 2010.  The decision to change accountants was approved by the Company’s board of directors.

Prior to retaining the Dejoya Griffith & Co., LLC, the Company did not consult with Dejoya Griffith & Co., LLC regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Cross, Fernandez and Riley, LLP did not issue any audit reports or opinions regarding the financial statements of the Company for any fiscal year, including any opinion or audit report that contained any adverse opinion or disclaimer of opinion, nor an opinion or report qualified or modified as to uncertainty, audit scope or accounting principles.

During the interim periods ended June 30, 2009 and September 30, 2009, and through the year ended December 31, 2009, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the interim periods ended June 30, 2009 and September 30, 2009, and through the year ended December 31, 2009, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On April 1, 2010, the Company provided Cross, Fernandez and Riley, LLP with its disclosures in this Current Report on Form 8-K disclosing the dismissal of Cross, Fernandez and Riley, LLP and requested in writing that Cross, Fernandez and Riley, LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Cross, Fernandez and Riley, LLP’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrismOne Group, Inc

/s/ Samir K. Burshan
Samir K. Burshan,
Chief Executive Officer

Date:         April 2, 2010